 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-2

BOX, INC.
(Name of Registrant as Specified In Its Charter)

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# Your **Vote** Counts!

**BOX, INC.**

2022 Annual Meeting
Vote by July 13, 2022
11:59 P.M. ET

BOX, INC.
900 JEFFERSON AVE.
REDWOOD CITY, CALIFORNIA 94063

D86533-P75088

## You invested in BOX, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 14, 2022.**

## Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote Virtually at the Meeting*

July 14, 2022
1:30 PM, PT

Virtually at:
www.virtualshareholdermeeting.com/BOX2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>1a. Kim Hammonds | For |
| 1b. Dan Levin | For |
| 1c. Bethany Mayer | For |
| 2. To approve, on an advisory basis, the compensation of our named executive officers. | For |
| 3. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers. | 1 Year |
| 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2023. | For |

**NOTE:** To transact such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D86534-P75088